JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     MAJESTIC VARIABLE ESTATE PROTECTION 98


                       SUPPLEMENT DATED DECEMBER 20, 1999
                                       TO
                          PROSPECTUS DATED MAY 3, 1999




Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to Majestic Variable Estate Protection 98 policies, regardless of state of issue or delivery:


          (a) The maximum issue age, as referenced on page 28 of the prospectus in the provision entitled "Procedures for issuance of a policy," is raised from 80 to 85.

          (b) The last paragraph of the provision entitled" Optional extra death benefit" appearing on page 15 of the prospectus is changed to read as follows:

                   " Any excess is the  optional  extra  death  benefit  for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do."

          (c) The provision entitled "The minimum insurance amount" appearing on page 15 of the prospectus is changed to read as follows:


                   "The minimum insurance amount


                           In order for a policy to  qualify  as life  insurance
                  under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor



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                  test is not  available  if the  optional  extra death  benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

                           As noted above,  you have to elect which test will be
                  applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 34). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.